MUNICIPAL INCOME SHARES
PROSPECTUS  |  SEPTEMBER 1, 2010

AllianceBernstein Municipal Income Shares



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
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                                                               Page
SUMMARY INFORMATION...........................................   4
ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS.   7
PURCHASE AND SALE OF SHARES...................................  13
  How the Fund Values its Shares..............................  13
  How to Buy Shares...........................................  13
  How to Sell Shares..........................................  13
MANAGEMENT OF THE FUND........................................  16
DIVIDENDS, DISTRIBUTIONS AND TAXES............................  18
GENERAL INFORMATION...........................................  19
GLOSSARY OF INVESTMENT TERMS..................................  20
FINANCIAL HIGHLIGHTS..........................................  21
APPENDIX A--BOND RATINGS......................................  22
APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION...  23

SUMMARY INFORMATION
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ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES
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INVESTMENT OBJECTIVE:
The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

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Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                      None
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Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)  None
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Exchange Fee                                                                             None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

This table shows the fees and the Total Fund Operating Expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses all Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program eligible to invest in the Fund pay fees to the program sponsor and should review the wrap program brochure provided by the sponsor for a discussion of fees and expenses charged.

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Management Fees                0.00%
Other Expenses                 0.00%
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Total Fund Operating Expenses  0.00%
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EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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After 1 Year   $0
After 3 Years  $0
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You would pay the following expenses if you did not redeem your shares at the end of the period:

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After 1 Year   $0
After 3 Years  $0
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PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance.

PRINCIPAL STRATEGIES:
The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Fund may invest without limit in lower-rated securities ("junk bonds"), which may include securities having the lowest rating, and in unrated securities that, in the Adviser's judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in:

..  tender option bond transactions ("TOBs");

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities;

..  certain types of mortgage related securities; and

..  derivatives, such as options, futures, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state's municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
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Michael Brooks        Since 2010      Senior Vice President of the Adviser

R.B. Davidson III     Since 2010      Senior Vice President of the Adviser

Wayne D. Godlin       Since 2010      Senior Vice President of the Adviser

Terrance T. Hults     Since 2010      Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES
You may purchase shares of the Fund at the relevant NAV without a sales charge or other fee. Shares of the Fund are offered exclusively through registered investment advisers approved by the Adviser. There are no maximum or minimum investment requirements.

You may "redeem" your shares (i.e., sell your shares to the Fund) through your broker-dealer on any day the New York Stock Exchange is open.

TAX INFORMATION
The Fund may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Fund anticipates that substantially all of its income dividends will be exempt from regular income tax but may be subject to the federal AMT.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS
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This section of the Prospectus provides additional information about the Fund's investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Fund's investment practices and additional information about the Fund's risks and investments can be found in the Fund's Statement of Additional Information, or SAI.

MUNICIPAL SECURITIES. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Fund may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Fund may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES. The Fund may invest up to 100% of the Fund's assets in below investment grade, tax-exempt securities. Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

UNRATED SECURITIES. The Fund may invest in unrated tax-exempt securities when the Adviser believes that the securities are equivalent to the rated securities in which the Fund invests and are consistent with the Fund's objective and policies.

INSURED BONDS. The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

DERIVATIVES. The Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or

(ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

The Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Fund may use the following types of derivatives.

.. FORWARD CONTRACTS. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity.

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that the Fund may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates. The Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates and securities (through index futures or options).

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Fund's investments in options include the following:

 - Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Fund may write covered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. The Fund may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Fund may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

   If the Fund purchases or writes privately negotiated options on securities, it will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

 - Options on Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. SWAP TRANSACTIONS. A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Payments received by the Fund from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders. The Fund's investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by the Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by the Fund. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaptions, cap and floor transactions may be used to preserve a return or spread on a particular investment or a portion of the Fund's portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be used to leverage the Fund's investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counter party under certain circumstances and allow the Fund to efficiently increase (or decrease) its duration and income.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in the transaction. If the Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash payment or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES--

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, the Fund may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a structured instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all in-terest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by the Fund may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. The Fund will not invest more than 20% of its total assets in these instruments.

TENDER OPTION BOND TRANSACTIONS. The Fund may enter into TOB transactions in which the Fund may sell a highly-rated municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle (the "SPV"), which is generally organized as a trust, sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the SPV in return. The SPV simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as "floaters", are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the SPV may be terminated or collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the SPV, which include payments to the trustee and the liquidity provider and organizational costs. The Fund uses the cash received from the transaction for investment purposes, which involves leverage risk. See discussion of "Leverage" on page 11.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES. Under current Securities and Exchange Commission (the "Commission") guidelines, the Fund limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities. The Fund may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.

MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS. The Fund may enter into repurchase agreements in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

The Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Fund may invest in inverse floating rate instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON SECURITIES. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

LEVERAGE. The Fund uses leverage for investment purposes by entering into such transactions as TOB transactions and interest rate swaps to seek to enhance the yield and NAV attributable to its shares. This means that the Fund uses cash made available during the term of these transaction to make other investments or to make investments through interest rate swaps that are functionally equivalent to the purchase of a fixed-income security. The utilization of leverage involves certain risks for the Fund's shareholders. These risks include a higher volatility of the NAV of the Fund's shares and the relatively greater effect on its NAV. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the carrying costs of the leveraged transaction, the effect of leverage will be to cause the Fund's shareholders to realize a higher current NAV and investment income than if the Fund were not leveraged. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the benefit to the Fund's shareholders will be reduced. If the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Fund's use of leveraged transactions would result in a lower rate of return. During periods of rising short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect the Fund's net return. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Fund's NAV.

PORTFOLIO TURNOVER. Although the Fund typically has low portfolio turnover rates, the Fund may engage in active short-term trading to benefit from yield disparities among different issuers of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase the Fund's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs and other expenses, which must be borne by the Fund and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest without limit in other municipal securities that are in all other respects consistent with the Fund's investment policies. For temporary defensive purposes, the Fund also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

PURCHASE AND SALE OF SHARES
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HOW THE FUND VALUES ITS SHARES
The Fund's NAV is calculated at the close of regular trading on the New York Stock Exchange (the "Exchange") (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the "Board"). When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Fund may value these securities using fair value prices based on independent pricing services or third party vendor tools to the extent available. Subject to the Board's oversight, the Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

HOW TO BUY SHARES
You may purchase shares of the Fund at the relevant NAV without a sales charge or other fee. Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV calculated after your order is received in proper form by the Fund.

SHARES OF THE FUND ARE OFFERED EXCLUSIVELY THROUGH REGISTERED INVESTMENT ADVISERS APPROVED BY THE ADVISER.

INITIAL AND ADDITIONAL INVESTMENTS
You may purchase shares only through accounts established under a wrap-fee program sponsored and maintained by a registered investment adviser approved by the Adviser. There are no maximum or minimum investment requirements. In most cases, purchase orders are made based on instructions from your registered investment adviser to the broker-dealer who executes trades for your account. To make a purchase, your broker-dealer must submit a purchase order to the Fund's transfer agent, AllianceBernstein Investor Services, Inc. ("ABIS"), P.O. Box 786003, San Antonio, Texas 78278-6003, (1-800-221-5672), either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation - Fund/SERV).

OTHER PURCHASE INFORMATION
The Fund may issue shares upon purchase in full and fractional shares. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to ABIS. Wiring instructions may be obtained by calling 1-800-221-5672.

The Fund may, at its sole option, accept securities as payment for shares if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "How the Fund Values its Shares" above as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish your account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action as it deems appropriate, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority ("FINRA") member firm.

The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number on your account application.

The Fund may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.

HOW TO SELL SHARES
You may "redeem" your shares (i.e., sell your shares to the Fund) through your broker-dealer on any day the Exchange is open. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by ABIS. A redemption request received by ABIS prior to 4:00 p.m., Eastern time, on a day the Fund is open for business is effected on that day. A redemption request received after that time is effected on the next business day.

Redemption proceeds will ordinarily be wired within one business day after the redemption request, but may take up to three business days. Redemption proceeds will be sent by wire only. The Fund may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Shares of the Fund will be held only by investors participating in an approved wrap-fee program and cannot be transferred. The Fund reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a participant in a wrap-fee program approved by the Adviser. Affected investors will receive advance notice of any such mandatory redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price (referred to as "time zone arbitrage").

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Fund may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABI and
   ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a contingent deferred sales charge is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

MANAGEMENT OF THE FUND
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INVESTMENT ADVISER
The Fund's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2010, totaling over $458 billion (of which more than $74 billion are the assets of investment companies). As of June 30, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 35 of the nation's FORTUNE 100 companies), for public employee retirement funds in 40 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Adviser, comprising 110 separate investment portfolios, have approximately 3.3 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Fund. The Fund pays no advisory or other fees for these services.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives for managing the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the Fund will be made by the Municipal Bond Investment Team.

The following table lists the persons with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                    PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                    THE PAST FIVE (5) YEARS
----------------------------------------------------------------------------------------
Michael Brooks; Senior Vice President since  Senior Vice President of the Adviser,
inception (2010)                             with which he has been associated in a
                                             substantially similar capacity since prior
                                             to 2005.

R. B. Davidson III; Senior Vice President    Senior Vice President of the Adviser,
since inception (2010)                       with which he has been associated in a
                                             substantially similar capacity since prior
                                             to 2005.

Wayne D. Godlin; Senior Vice President       Senior Vice President of the Adviser,
since inception (2010)                       with which he has been associated in a
                                             substantially similar capacity since
                                             December 2009. Prior thereto, an
                                             investment manager and a Managing
                                             Director of Van Kampen Asset
                                             Management with which he had been
                                             associated since prior to 2005.

Terrance T. Hults; Senior Vice President     Senior Vice President of the Adviser,
since inception (2010)                       with which he has been associated in a
                                             substantially similar capacity since prior
                                             to 2005.

Additional information about the portfolio managers may be found in the Fund's SAI.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. (the "Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds; certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933 ("Securities Act"), Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934 ("Exchange Act"), and Sections 206 and 215 of the Investment Advisers Act of 1940 ("Advisers Act"). Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of the Holding; and claims brought under ERISA by participants in the Profit-Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of the Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Fund.

TRANSFER AGENCY SERVICES
ABIS acts as the transfer agent for the AllianceBernstein mutual funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES
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DIVIDENDS AND DISTRIBUTIONS
The income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Fund, depending on the terms of the shareholder's wrap-fee program. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. As permitted by the terms of your wrap-fee program, you may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. If permitted by the program, your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

TAXES
Distributions to shareholders out of tax-exempt interest income earned by the Fund are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which the Fund invests. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from the Fund that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since the Fund's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets).

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of the Fund.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Fund shares. The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

As stated above under the heading "Investment Adviser", the Adviser does not receive a fee from the Fund for providing investment advisory services, but the Adviser may benefit from the Fund being an investment option in wrap programs sponsored by financial intermediaries. The Fund has taken the position that this fee arrangement will not prevent the dividends paid by the Fund from qualifying for the dividends-paid deduction under Section 561 of the Internal Revenue Code (the "Code"). Investors should be aware that there is no authority on this point, and that the Internal Revenue Service ("IRS") may adopt a contrary position. The IRS has expressed positions contrary to this opinion and therefore may well disagree with the Fund's position. If this fee arrangement caused the dividends paid by the Fund to not qualify for the dividends-paid deduction because they were considered preferential dividends within the meaning of Section 562(c) of the Code, the Fund would fail to qualify as a regulated investment company under subchapter M of the Code and would be required to pay federal income tax on its taxable income and gains in addition to the taxes payable by shareholders on Fund distributions.

The Fund anticipates that substantially all of its dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from the Fund, including distributions that are exempt from federal income taxes. The Fund will report annually to shareholders the percentage and source of interest earned by the Fund that is exempt from federal income tax.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Fund.

GENERAL INFORMATION
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Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
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This Prospectus uses the following terms.

AMT is the federal alternative minimum tax.

AMT-SUBJECT BONDS are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

FINANCIAL HIGHLIGHTS
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Financial highlights information is not available because the Fund has not yet commenced operations.

APPENDIX A
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BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.
Aaa--Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A--Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa--Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal of a rating may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's appends numerical modifiers, 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Plus (+) or Minus (-)--The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR--An issue designated NR is not rated.

FITCH RATINGS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment or financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Plus (+) Minus (-)--The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long term rating category or categories below 'CCC.'

NR--Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The Fund is available only to participants in "wrap-fee" programs sponsored by investment advisers unaffiliated with the Fund or AllianceBernstein L.P. You should be aware that a participant in a "wrap-fee" program typically pays a fee to the sponsoring investment adviser for all costs and expenses of the program, including fees paid by the sponsoring investment adviser to sub-advisers who provide investment advice and portfolio execution. You should read carefully the "wrap-fee" program brochure provided to you by your sponsoring investment adviser. That brochure is required to include information about the total fees paid by you to your sponsoring investment adviser, as well as information about the sub-advisory fee paid by your sponsoring investment adviser to AllianceBernstein L.P.

A mutual fund's expense ratio is the percentage of fund assets used by the fund to pay an investment advisory fee to AllianceBernstein L.P. and to pay the fund's direct operating expenses (such as accounting, transfer agency and custody fees). The following supplemental chart provides information about the effect of a hypothetical annual expense ratio of 0.35% on the Fund's returns over a 10-year period. The annual expense ratio is hypothetical because AllianceBernstein L.P. has agreed irrevocably to waive all fees and pay or reimburse all expenses, except extraordinary expenses, incurred by the Fund.

The chart assumes a return of 5% each year on a hypothetical investment of $10,000 in shares of the Fund. The chart also assumes that the current hypothetical annual expense ratio of 0.35% stays the same throughout the 10-year period. The chart does not reflect the fees, including the "wrap fee," paid by you to your sponsoring investment adviser. The chart also does not reflect the sub-advisory fee paid by your sponsoring investment adviser to AllianceBernstein L.P.

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 36.75     $10,463.25
   2            $10,463.25   $  523.16   $10,986.41   $ 38.45     $10.947.96
   3            $10,947.96   $  547.40   $11,495.36   $ 40.23     $11,455.13
   4            $11,455.13   $  572.76   $12,027.89   $ 42.10     $11,985.79
   5            $11,985.79   $  599.29   $12,585.08   $ 44.05     $12,541.03
   6            $12,541.03   $  627.05   $13,168.08   $ 46.09     $13,121.99
   7            $13,121.99   $  656.10   $13,778.09   $ 48.22     $13,729.87
   8            $13,729.87   $  686.49   $14,416.36   $ 50.46     $14,365.90
   9            $14,365.90   $  718.30   $15,084.20   $ 52.79     $15,031.41
   10           $15,031.41   $  751.57   $15,782.98   $ 55.24     $15,727.74
   --------------------------------------------------------------------------
   Cumulative                $6,182.12                $454.38

For more information about the Fund, the following documents are available upon request:

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund's SAI contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI, the independent registered public accounting firm's report and financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.

ON THE INTERNET:  www.sec.gov

You also may find more information about the Adviser and other
AllianceBernstein Mutual Funds on the Internet at: www.AllianceBernstein.com.

Information about the Fund will not be available at that website because shares of the Fund are offered exclusively through registered investment advisers approved by the Adviser.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

The Fund's SEC File Number is 811-21497.
                                                                  PRO-0128-0910

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